UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013 (August 14, 2013)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On August 14, 2013, Axion International Holdings, Inc. (the “Company”) issued a press release announcing results of operations for the second quarter ended June 30, 2013. The Company also announced that on Friday, August 16, 2013 at 12:00 p.m. Eastern Time, the Company would host an investor conference call during which the Company would provide a brief financial overview of its first quarter financial results and a business outlook for the remainder of 2013. A copy of such press release is being furnished as Exhibit 99.1.

Neither the information contained in this Item 2.02 nor in the press release shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1       Press release issued by Axion International Holdings, Inc., dated August 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Axion International Holdings, Inc., dated August 14, 2013